                       THE TURKISH INVESTMENT FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              Frederick B. Whittemore
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Warren J. Olsen              VICE PRESIDENT
PRESIDENT AND DIRECTOR       Harold J. Schaaff, Jr.
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
David B. Gill                SECRETARY
DIRECTOR                     James R. Rooney
Graham E. Jones              TREASURER
DIRECTOR                     Joanna M. Haigney
John A. Levin                ASSISTANT TREASURER
DIRECTOR
William G. Morton, Jr.
DIRECTOR

                 ---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Asset Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
            --------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111
(800) 342-8756
            --------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

             ------------------------------------------------------

                                      THE
                                    TURKISH
                                   INVESTMENT
                                   FUND, INC.

             ------------------------------------------------------

                                 ANNUAL REPORT
                                OCTOBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

For the fiscal year ended October 31, 1995, the total return, based on net asset value per share, of the Fund is 21.27% compared to 26.48% for the Morgan Stanley Capital International (MSCI) Turkey Index. For the three months ended October 31, 1995, the Fund's net asset value per share decreased 17.06% compared with -19.20% return for the MSCI Turkey Index. The Istanbul Stock Exchange (ISE) remains volatile as investors -- both local and foreign -- assess an increasingly fluid political situation. On a year-on-year basis, the Fund underperformed the Index due to the sharp rise in public sector banks in which the Fund was underweight. Improved performance over the past two quarters has closed the gap as blue chips such as Netas, Migros, Ege Bira and Trakya Cam outperformed the broader Index.

The past year has indeed been a turbulent one for the ISE -- even by the notorious Turkish standards for market volatility. From the end of October 1994 to mid-April 1995, the market was up 100% in dollar terms, buoyed by the impending Customs Union and the sharp recovery in the domestic economy. After having suffered through its biggest recession in 1994 since the Second World War, it became clear quite early on that the recovery in 1995 would exceed expectations. GDP growth of 8% through the third quarter of 1995 attests to the strong resilience of both the economy and companies in Turkey. Albeit off a very low base, dollar earnings growth this year was exceptional at 50%.

As is often the case in Turkey, however, the euphoria proved to be overdone and the market corrected downward by 36% by the end of this October. A number of factors contributed to the market's downfall -- namely political instability and renewed doubts over Customs Union with the EU. During the summer and fall months, a leadership crisis ensued in Turkey as the government of Tansu Ciller was forced to resign after losing a vote of confidence. Although Ciller's coalition was able to subsequently resume power, significant doubts over the government's stability were raised -- forcing Ciller to call for an early election to be held on December 24, 1995.

Until recently, it was not clear whether elections would be held on that early date; in fact, many of the old guard politicians, both within Ciller's party and outside it, favored a vote next year. The main parties however -- Ciller's DYP, the center-right opposition ANAP and the party of the religious right, Refah -- all felt confident enough to enter early elections. Now that the die has been cast, parties are scrambling to make their case before an ever-skeptical electorate. Prime Minister Ciller will run on an aggressive platform of closer ties with Europe via Customs Union, privatization, continued economic reform and the strength of the rapidly recovering Turkish economy. ANAP will run on a similar platform but instead make the case that it is more capable of extending the economic reform process. And finally, Refah will argue that both of the above parties have had their stab at governing over the past 10 years with no improvement in the chief affliction of Turkish economic and social life: chronically high inflation.

In fact, it seems almost certain that Refah will secure a significant portion of the vote -- probably somewhere between 20 and 24%. At the same time, DYP and ANAP are also expected to register tallies in this range -- resulting in some form of coalition government. This of course begs the larger question as to whether a Refah government -- either alone or as a part of a coalition -- would threaten the considerable if not yet incomplete macroeconomic reforms of the past 10 years.

First of all, the point not commonly taken into account is the fact that Turkey -- unlike other secular governments in Tunisia, Algeria and Egypt -- has allowed full electoral participation for religious parties ever since the first multi-party elections in 1950. Thus, while the Refah party may attract up to 24% of the vote, it is doing so well within the defined parameters of the Turkish constitutional and secular system. Plus, it should also be remembered that the Refah party shared power in coalition governments during the mid-70s and currently holds the mayorships in Turkey's two largest cities, Istanbul and Ankara. As there has been no attempt to roll back secularization on the local level (where they have full control), it would be unlikely for such changes to occur on a national level -- especially with the arch-secularist military standing by watchfully. Additionally, both the IMF-sponsored reform program and the Customs Union application have enough institutional support -- both at home and abroad to easily weather a Refah challenge.

Thus, while the political uncertainty of the past months has depressed the market, we feel that, as a result, current valuations (8x 1995 estimated earnings; 4.4x 1996 estimated earnings) make stocks look extremely attractive. In line with the Index's 20% fall in the fourth quarter, the Fund has begun to reinvest the cash which it had built up last quarter. New additions include Sabah, the leading daily newspaper in the country which is one of the few industrial companies in high-inflation Turkey to be trading below its book value. We have also added to our positions in Trakya Cam and Garanti Bank -- two blue chip firms which have fallen sharply with the market. Other new acquisitions include Turk Tuborg a brewer trading at more than an 80% discount to its Efes Pilsen competitors on a price-to-capacity basis, and Demirbank a grossly undervalued trade finance bank trading at around 2x this year's expected earnings.

In sum, despite the volatility of this year and the uncertain political prospects, we remain on the whole positive -- in fact more so than we have been all year. We do not pretend to be able to foresee political outcomes, but feel that whatever the resolution is, it will surprise the market on the upside. Amidst all the political uncertainty it should not be forgotten that the Turkish economy is growing at the rapid pace of a South East Asian tiger and that corporate fundamentals are as good as they have ever been in the past three years. At these levels, we feel that stock prices have effectively discounted present and future political risk and that post-election, investors will once again focus on the considerable value to be found currently in the market.

Sincerely,

         [SIG]
Warren J. Olsen
PRESIDENT

         [SIG]
Marianne L. Hay
SENIOR PORTFOLIO MANAGER

         [SIG]
Landon Thomas
PORTFOLIO MANAGER

December 7, 1995

The Turkish Investment Fund, Inc.
Investment Summary as of October 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                          TOTAL RETURN (%)
                         ----------------------------------------------------------------------------------
                              MARKET VALUE (1)          NET ASSET VALUE (2)            INDEX (1)(3)**
                         --------------------------  --------------------------  --------------------------
                                          AVERAGE                     AVERAGE                     AVERAGE
                          CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL
                         --------------------------  --------------------------  --------------------------
ONE YEAR                      -14.55%           --         21.27%           --         26.48%           --
FIVE YEAR                     -33.76         -7.91%       -50.95        -13.28 %      -50.47        -13.11 %
SINCE INCEPTION*              -44.22         -9.41        -43.70         -9.27         -4.33         -0.75

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   YEARS ENDED OCTOBER 31:
                                  1990*      1991       1992       1993       1994       1995
Net Asset Value Per Share          $12.78      $5.16      $4.69      $9.41      $4.89      $5.93
Income Dividends                     0.03         __       0.07       0.04       0.12      __(4)
Capital Gains Distributions            __       0.07       0.17         __         __         __
Fund Total Return (2)              14.80%    -59.27%     -6.36%    102.39%    -47.61%     21.27%
Index Total Return (1)(3)**        93.17%    -64.65%    -21.03%    156.26%    -45.26%     26.48%

(1)Assumes dividends and distributions, if any, were reinvested.

(2)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3)MSCI Turkey Index

(4)Dividend distributions related to fiscal year 1995, if any, will be declared during December 1995.

*The Fund commenced operations on December 5, 1989.

** Unaudited.

The Turkish Investment Fund, Inc.
Portfolio Summary as of October 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            93.6%
Short-Term Investments        6.4%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Building Materials & Components         18.1%
Food & Household Products               15.4%
Beverages & Tobacco                     13.1%
Telecommunications                       7.9%
Textiles & Apparel                       7.1%
Broadcasting & Publishing                6.2%
Financial Services                       5.6%
Metals - Non-Ferrous                     5.0%
Multi-Industry                           4.7%
Insurance                                4.1%
Appliances & Household Durables          3.3%
Transportation                           3.3%
Automobles                               2.3%
Other                                    3.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Migros
       2.  Netas
       3.  Sabah
       4.  Ege Biracilik
       5.  Guney Biracilik Ve Malt Sanayii
       6.  Eregli Demir Ve Celik
       7.  Alarko Holding AS
       8.  Trakya Cam Sanayii
       9.  Aksa
      10.  Garanti Bankasi

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

OCTOBER 31, 1995

                                                     VALUE
                                     SHARES          (000)
---------------------------------------------------------
------------
TURKISH COMMON STOCKS (96.1%)
--------------------------------------------------
----------
APPLIANCES & HOUSEHOLD DURABLES (3.3%)
  Arcelik                         8,382,472   U.S. $ 1,388
                                             -------------
---------------------------------------------------------
------------
AUTOMOBILES (2.3%)
  Tofas Turk Otomobil
   Fabrikasi                      7,476,000            961
                                             -------------
---------------------------------------------------------
------------
BEVERAGES & TOBACCO (13.1%)
  Ege Biracilik                   6,900,000          2,453
  Guney Biracilik Ve Malt
   Sanayii                       10,083,040          2,112
  +Turk Tuborg                    1,200,000            912
                                             -------------
                                                     5,477
                                             -------------
---------------------------------------------------------
------------
BROADCASTING & PUBLISHING (6.2%)
  Sabah                          97,501,000          2,565
                                             -------------
---------------------------------------------------------
------------
BUILDING MATERIALS & COMPONENTS (18.1%)
  CBS Boya Sanayii                9,000,000          1,438
  GoltasYeni (New)                6,000,000          1,578
  Marshall Boya                  13,890,000          1,515
  Trakya Cam Sanayii             12,800,000          1,845
  Turk Demir Dokum
   Fabrikalari                    8,286,996          1,195
                                             -------------
                                                     7,571
                                             -------------
---------------------------------------------------------
------------
FINANCIAL SERVICES (5.6%)
  Garanti Bankasi                16,909,000          1,598
  Global Securities
   Services                       6,105,000            761
  Global Securities, Inc. (New)       1,072             --
                                             -------------
                                                     2,359
                                             -------------
---------------------------------------------------------
------------
FOOD & HOUSEHOLD PRODUCTS (15.4%)
  Kerevitas Gida                 11,785,725          1,309
  Migros                          3,117,000          3,583
  Tat Konserve Sanayii            2,275,000          1,529
                                             -------------
                                                     6,421
                                             -------------
---------------------------------------------------------
------------
INSURANCE (4.1%)
  Anadolu Sigorta                13,600,000          1,100
  Gunes Sigorta                   6,476,000            618
                                             -------------
                                                     1,718
                                             -------------
---------------------------------------------------------
------------
METALS -- NON-FERROUS (5.0%)
  Eregli Demir Ve Celik          17,700,000          2,104
  +Rabak Elektrolitik Bakir       3,272,280              0**
                                             -------------
                                                     2,104
                                             -------------
---------------------------------------------------------
------------
MULTI-INDUSTRY (4.7%)
  Alarko Holding AS               5,057,600          1,971
                                             -------------
---------------------------------------------------------
------------

                                                     VALUE
                                     SHARES          (000)
---------------------------------------------------------
------------
TELECOMMUNICATIONS (7.9%)
  Netas                           9,475,000  U.S. $  3,277
                                             -------------
---------------------------------------------------------
------------
TEXTILES & APPAREL (7.1%)
  Aksa                            5,724,991          1,785
  Bossa                          12,500,000          1,169
  +Mensucat Santral               3,606,400              0**
                                             -------------
                                                     2,954
                                             -------------
---------------------------------------------------------
------------
TRANSPORTATION (3.3%)
  Usas Ucak Servisi                 260,000          1,368
                                             -------------
---------------------------------------------------------
------------
TOTAL TURKISH COMMON STOCKS
  (Cost U.S. $40,837)                               40,134
                                             -------------
---------------------------------------------------------
------------
                                       FACE
                                     AMOUNT
                                      (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (4.1%)
  (Interest Bearing Demand Account)
  Turkish Lira (Cost U.S.
   $1,751)                   TRL 88,492,200          1,724
                                             -------------
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (2.4%)
REPURCHASE AGREEMENT (2.4%)
  Chase Manhattan Bank,
   N.A., 5.60%, dated
   10/31/95, due 11/1/95,
   to be repurchased at
   $1,017, collateralized
   by $880 United States
   Treasury Bonds, 7.625%,
   due 11/15/22, valued at
   $1,042 (Cost U.S.
   $1,017)                   U.S. $    1,017         1,017
                                             -------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (102.6%)
  (Cost U.S. $43,605)                               42,875
                                             -------------
---------------------------------------------------------
------------
OTHER ASSETS (0.0%)
  Other Assets                                           4
                                             -------------
---------------------------------------------------------
------------
LIABILITIES (-2.6%)
  Payable for:
    Investments Purchased              (983)
    Professional Fees                   (51)
    Investment Advisory
     Fees                               (34)
    Custodian Fees                      (22)
    Shareholder Reporting
     Expenses                           (19)
    Administrative Fees                 (10)
    Directors' Fees and
     Expenses                            (2)
  Other Liabilities                      (1)        (1,122)
                             --------------  -------------

   The accompanying notes are an integral part of these financial statements.

                                                     VALUE
                                                     (000)
---------------------------------------------------------
------------
NET ASSETS (100%)
---------------------------------------------------------
------------
Applicable to 7,039,767 issued and
    outstanding U.S. $0.01 par value shares
    (30,000,000 shares authorized)           U.S. $ 41,757
                                             -------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                    U.S. $   5.93
---------------------------------------------------------
------------


                                                     VALUE
                                                     (000)

---------------------------------------------------------
------------
AT OCTOBER 31, 1995, NET ASSETS CONSISTED OF:
---------------------------------------------------------
------------
Common Stock                                 U.S. $     70
Capital Surplus                                     78,743
Accumulated Net Investment Income                      845
Accumulated Net Realized Loss                      (37,197)
Unrealized Depreciation on Investments and
    Foreign Currency                                  (704)
---------------------------------------------------------
------------
TOTAL NET ASSETS                             U.S. $ 41,757
----------------------------------------------------------
----------------------------------------------------------

+ Non-income producing
** Security carried at fair value of zero. The security has ceased trading on the Istanbul Stock Exchange and has been delisted.
October 31, 1995 exchange rate -- Turkish Lira (TRL) 51,325=U.S.$1.00

                                                                                                            YEAR ENDED
                                                                                                           OCTOBER 31,
                                                                                                                  1995
STATEMENT OF OPERATIONS                                                                                          (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...........................................................................................  U.S.$  1,577
    Interest............................................................................................            92
----------------------------------------------------------------------------------------------------------------------
      Total Income......................................................................................         1,669
----------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees............................................................................           387
    Administrative Fees.................................................................................           106
    Custodian Fees......................................................................................            64
    Shareholder Reporting Expenses......................................................................            48
    Annual Meeting and Proxy Expenses...................................................................            39
    Audit Fees..........................................................................................            39
    Legal Fees..........................................................................................            29
    Directors' Fees and Expenses........................................................................            26
    Transfer Agent Fees.................................................................................            11
    Amortization of Organization Costs..................................................................             9
    Other Expenses......................................................................................            22
----------------------------------------------------------------------------------------------------------------------
      Total Expenses....................................................................................           780
----------------------------------------------------------------------------------------------------------------------
        Net Investment Income...........................................................................           889
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold..........................................................................         1,363
    Foreign Currency Transactions.......................................................................          (163)
----------------------------------------------------------------------------------------------------------------------
      Net Realized Gain.................................................................................         1,200
----------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND FOREIGN CURRENCY
    Beginning of Year...................................................................................        (5,925)
    End of Year.........................................................................................          (704)
----------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Depreciation.................................................................         5,221
----------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)............................         6,421
----------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................  U.S.$  7,310
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                                                              YEAR ENDED    YEAR ENDED
                                                                                             OCTOBER 31,   OCTOBER 31,
                                                                                                    1994          1995
STATEMENT OF CHANGES IN NET ASSETS                                                                 (000)         (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income...................................................................  U.S.$    493  U.S.$   889
  Net Realized Gain (Loss)................................................................        (2,274)       1,200
  Change in Unrealized Depreciation.......................................................       (29,217)       5,221
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations.........................       (30,998)       7,310
----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income...................................................................          (813)          --
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)...............................................................       (31,811)       7,310
Net Assets:
  Beginning of Year.......................................................................        66,258       34,447
----------------------------------------------------------------------------------------------------------------------
  End of Year (including accumulated undistributed net investment income (loss) of U.S.
   $(314) and U.S. $845, respectively)....................................................  U.S.$ 34,447  U.S.$41,757
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                                    YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                               1991         1992         1993         1994         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  U.S.$ 12.78  U.S.$  5.16  U.S.$  4.69  U.S.$  9.41  U.S.$  4.89
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income....................................         0.28         0.18         0.22         0.07         0.13
Net Realized and Unrealized Gain (Loss) on Investments...        (7.83)       (0.41)        4.54        (4.47)        0.91
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations.....................        (7.55)       (0.23)        4.76        (4.40)        1.04
--------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income..................................           --        (0.07)       (0.04)       (0.12)          --
  Net Realized Gains.....................................        (0.07)       (0.17)          --           --           --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions..................................        (0.07)       (0.24)       (0.04)       (0.12)          --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................  U.S.$  5.16  U.S.$  4.69  U.S.$  9.41  U.S.$  4.89  U.S.$  5.93
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Per Share Market Value, End of Period....................  U.S.$  7.00  U.S.$  6.00  U.S.$ 10.38  U.S.$  6.88  U.S.$  5.88
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value...........................................       (24.56)%      (11.69)%       74.34%      (33.19)%      (14.55)%
  Net Asset Value (1)....................................       (59.27)%       (6.36)%      102.39%      (47.61)%       21.27%
--------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)....................  U.S.$36,255  U.S.$32,957  U.S.$66,258  U.S.$34,447  U.S.$41,757
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets..................         2.42%        2.55%        2.04%        2.16%        1.91%
Ratio of Net Investment Income to Average Net Assets.....         3.28%        3.00%        3.20%        1.03%        2.18%
Portfolio Turnover Rate..................................           45%          28%          46%          68%          48%
--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995

------------

    The Turkish Investment Fund, Inc. (the "Fund") was incorporated on September
27,   1988  and  is  registered  as  a  non-diversified,  closed-end  management investment company under the Investment Company Act of 1940, as amended.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are not readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   Capital surplus, accumulated net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

    - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation).

 5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

B. Morgan Stanley Asset Management Inc. and Morgan Stanley Asset Management Limited (collectively the "Advisers") provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisers are paid a total fee computed weekly and payable monthly at an annual rate of .95% of the Fund's first $50 million of average weekly net assets, .75% of the next $50 million of average weekly net assets and .55% of average weekly net assets in excess of $100 million.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, Chase Global Funds Services Company is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Advisers, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the year ended October 31, 1995, the Fund incurred International Custodian fees of $56,400 of which $21,100 was payable to the International Custodian at October 31, 1995.

E. During the year ended October 31, 1995, the Fund made purchases and sales totaling $18,755,000, and $18,508,000, respectively, of investment securities other than short term investments. At October 31, 1995, the U.S. Federal income tax cost basis of securities was $41,854,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $703,000 of which $10,269,000 related to appreciated securities and $10,972,000 related to depreciated securities. At October 31, 1995, the Fund had capital loss carryforwards totaling approximately $37,198,000 available to offset future capital gains of which $16,949,000, $17,765,000 and $2,484,000 will expire on October 31, 2000, 2001 and 2002, respectively. During the year ended October 31, 1995, the Fund utilized approximately $837,000 of capital loss carryforwards.

F. Organization costs incurred by the Fund totaling $469,000 were amortized on a straight-line basis over the five-year period beginning December 5, 1989, the date the Fund commenced operations, and ending on December 5, 1994.

G. At October 31, 1995, approximately 100% of the Fund's net assets consist of equity securities and currency denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

H. Effective January 1, 1995, each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At October 31, 1995, none of the Directors elected to participate in the Plan.

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                          U.S. AMOUNTS IN THOUSANDS EXCEPT PER
                                                     SHARE AMOUNTS
                                                   THREE MONTHS ENDED

----------------------------------------------------------------------------------------------------------------------------
                                     JANUARY 31,              APRIL 30,                JULY 31,              OCTOBER 31,
                                         1995                    1995                    1995                    1995
                                ----------------------  ----------------------  ----------------------  ----------------------
                                               PER                     PER                     PER                     PER
                                  TOTAL       SHARE       TOTAL       SHARE       TOTAL       SHARE       TOTAL       SHARE
                                ---------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Investment Income.............  $      12   $     0.00  $     319   $     0.05  $     931   $     0.13  $     407   $     0.06
Net Investment Income
 (Loss).......................  $    (177)  $    (0.03) $     126   $     0.02  $     699   $     0.10  $     241   $     0.04
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation
 (Depreciation)...............  $  (5,064)  $    (0.71) $  15,131   $     2.15  $   5,153   $     0.73  $  (8,799)  $    (1.26)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations...................  $  (5,241)  $    (0.74) $  15,257   $     2.17  $   5,852   $     0.83  $  (8,558)  $    (1.22)

----------------------------------------------------------------------------------------------------------------------------
                                     JANUARY 31,              APRIL 30,                JULY 31,              OCTOBER 31,
                                         1994                    1994                    1994                    1994
                                ----------------------  ----------------------  ----------------------  ----------------------
                                               PER                     PER                     PER                     PER
                                  TOTAL       SHARE       TOTAL       SHARE       TOTAL       SHARE       TOTAL       SHARE
                                ---------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Investment Income.............  $     260   $     0.04  $     486   $     0.07  $     351   $     0.05  $     429   $     0.06
Net Investment Income
 (Loss).......................  $     (66)  $    (0.01) $     264   $     0.04  $     136   $     0.02  $     159   $     0.02
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation
 (Depreciation)...............  $   3,080   $     0.44  $ (41,484)  $    (5.89) $   9,635   $     1.37  $  (2,722)  $    (0.39)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations...................  $   3,014   $     0.43  $ (41,220)  $    (5.85) $   9,771   $     1.39  $  (2,563)  $    (0.37)
----------------------------------------------------------------------------------------------------------------------------

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Turkish Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

November 29, 1995

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

    The Annual Meeting of the Stockholders of The Turkish Investment Fund , Inc. was held on June 26, 1995. The following is a summary of each proposal presented and the total number of shares voted:

                                                         VOTES IN      VOTES        VOTES        VOTES
PROPOSAL:                                                FAVOR OF     AGAINST     WITHHELD     ABSTAINED
-------------------------------                          ---------  -----------  -----------  -----------
1. To elect the following
Directors:                       Barton M. Biggs         3,800,184          --       79,888           --
                                 Peter J. Chase          3,800,274          --       79,798           --
                                 John W. Croghan         3,798,574          --       81,498           --
                                 David B. Gill           3,800,174          --       79,898           --
                                 Graham E. Jones         3,800,400          --       79,672           --
                                 John A. Levin           3,797,474          --       82,598           --
                                 William G. Morton, Jr.  3,798,674          --       81,398           --
                                 Warren J. Olsen         3,801,384          --       78,688           --
                                 Frederick B.
                                 Whittemore              3,798,690          --       81,382           --

2. To ratify the selection of Price Waterhouse LLP as
   independent accountants of the Fund.                  3,810,149      41,114           --       28,809

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred by purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                     The Turkish Investment Fund, Inc.
                     Investors Bank and Trust Company
                     Dividend Reinvestment and Cash Purchase Plan
                     P.O. Box 1537
                     Boston, MA 02205
                     1-800-342-8756